                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 DYNATEM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                 October 19, 2001



Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders of Dynatem, Inc., which will be held at 23263 Madero, Suite C, Mission Viejo, California 9269l, at l0:00 A.M. on Monday, November 12, 2001.

  At the meeting, you will be asked to elect the Company's Board of Directors for the ensuing year, and to ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants. The Board of Directors of the Company urges you to vote FOR both proposals.
                              ---

  Although you may presently plan to attend the meeting, please indicate on the enclosed proxy card your vote on the matters presented and sign, date and return the proxy card in the enclosed postage paid envelope. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.


                                         Sincerely,



                                         /s/ Eileen DeSwert
                                         President & Chief
                                         Executive Officer

                                 DYNATEM, INC.

                             23263 Madero, Suite C
                        Mission Viejo, California 92691


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               November 12, 2001

To the Shareholders of Dynatem, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNATEM, INC., a California corporation (the "Company"), will be held on Monday, November 12, 2001, at 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691, for the following purposes:

          1.   To elect eight directors;

          2. To ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on October 5, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

  Holders of a majority of the outstanding shares of the Company's common stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

                                    By Order of the Board of Directors,



                                    /s/ Michael Horan,
                                    Secretary

Mission Viejo, California
October 19, 2001

WHETHER OR NOT YOU ATTEND THE SHAREHOLDERS' MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

                                 DYNATEM, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               November 12, 2001


                                PROXY STATEMENT



                            SOLICITATION OF PROXIES

  The Board of Directors of DYNATEM, INC. (the "Company") is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on Monday, November 12, 2001, 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691 (the "Annual Meeting"). Whether or not you plan to attend the Annual Meeting, you are requested to date, sign and return the attached proxy to the Company as promptly as possible in the enclosed envelope. The shares of the Company's common stock (the "Common Stock") represented by proxies will be voted in accordance with the Board of Director's recommendations unless the proxy indicates otherwise. Any shareholder giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of the solicitation of the proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate custodians, nominees or fiduciaries holding shares of Common Stock in their names for others, to send proxy materials and to obtain proxies from their principals and the Company will reimburse them for their expenses in doing so.

  The approximate date on which this proxy statement and the form of proxy is first being sent or given to the Company's shareholders is October 19, 2001.

  The Company's Annual Report for the fiscal year ended May 31, 2001, is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees and others may obtain additional copies of the Annual Report, Form 10-KSB or this proxy statement by request to the Company.

  The address of the Company's principal executive office is 23263 Madero, Suite C, Mission Viejo, California 92691.

                                  VOTING RIGHTS

  Shareholders of Common Stock of record at the close of business on October 5, 2001, are entitled to notice of, and to vote at, the Annual Meeting. As of October 5, 2001, there were 1,418,400 shares of Common Stock outstanding, all of one class, all of which are entitled to be voted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on October 5, 2001, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

  Each share of Common Stock is entitled to one vote; provided, however, that,
                                                      --------  -------
shareholders are entitled to cumulative voting in the election of directors. As provided by the Company's Bylaws and by California law, in electing directors no shareholder shall be entitled to accumulate his votes (i.e., cast for any one candidate a number of votes greater than the number of such shareholder's shares of Common Stock) unless the candidate's name has been placed in nomination by a shareholder present at the Annual Meeting prior to the commencement of the voting and at least one shareholder has given notice prior to the commencement of voting of his intention to accumulate votes. If any shareholder has given such notice, then each shareholder may accumulate his votes and give to one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares of Common Stock are entitled, or may distribute his votes on the same principle among as many candidates as he may desire. Regardless of whether the shares of Common Stock are voted cumulatively, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting (if applicable).

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth information regarding beneficial ownership of shares of Common Stock as of October 5, 2001, by (i) all persons known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and all named executive officers, and (iii) all current executive officers and directors as a group. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.

Name and Address of                    Amount and Nature of    Percent
  Beneficial Owner                     Beneficial Ownership   of Class
-------------------                    --------------------   ---------
Eileen DeSwert                            715,832 (1)          50.46%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Harry Cavanaugh                            40,000 (2)           2.82%
c/o Ditek, Inc.
P.O. Box 104
Westford, VT 05494

Robert E. Anslow                           19,500 (3)           1.37%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Costis Toregas                             10,000 (2)           0.71%
c/o Public Technology, Inc.
1301 Pennsylvania Ave., N.W.
Washington, D.C. 20004

Richard Jackson                            12,500 (2)           0.88%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Charles Spear                              43,000 (2)           3.03%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

H. Richard Anderson                        10,000 (2)           0.71%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Michael Horan                             124,699 (4)           8.79%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Belen Ramos                                60,500 (5)           4.27%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Executive Officers and                  1,036,031 (6)          73.04%
Directors as a group
 (9 persons)

(1) Includes 20,000 shares which are issuable upon the exercise of outstanding stock options.

(2) Includes 10,000 shares which are issuable upon the exercise of outstanding stock options.

(3) Includes 17,500 shares which are issuable upon the exercise of outstanding stock options.

(4) Includes 82,500 shares which are issuable upon the exercise of outstanding stock options.

(5) Includes 52,500 shares which are issuable upon the exercise of outstanding stock options.

(6) Includes 222,500 shares which are issuable upon the exercise of outstanding stock options.



                             ELECTION OF DIRECTORS
                              (Proposal Number 1)


  Eight directors, constituting the entire Board of Directors, are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of the following nominees, all of whom are currently members of the Company's Board of Directors. If any of the persons named below is unable to serve or for good cause will not serve, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

Information Concerning Nominees for Director

  The Nominees for Director of the Company are as follows:

Name                      Age   Position
----                      ---   --------

Eileen DeSwert             53   President, Chief Executive Officer and Director

Robert Anslow              69   Chairman of the Board, Director

Costis Toregas             54   Director

Harry Cavanaugh            80   Director

Richard Jackson            77   Director

Charles Spear              58   Director

H. Richard Anderson        57   Director

Michael Horan              51   Director

  Eileen DeSwert has been President and Chief Executive Officer since March 1988 and a Director of the Company since August 1981.

  Robert E. Anslow has been a Director of the Company since September 16, 1988. He was elected Chairman of the Board on November 10, 2000. In February, 2001, he joined Dynatem to coordinate engineering and manufacturing operations. Prior to joining Dynatem's staff, he was Engineering Director of Sensortronics, Inc., a precision transducer manufacturer. He was President of JP Technologies, Inc., a manufacturer of strain gages and precision foil resistors from 1993-1998 when he joined JP Tech's new parent, Sensortronics.

  Harry Cavanaugh has been a Director of the Company since April 1987 and was Chairman of the Board from that time until November, 2000. Since 1970, he has been the President of Ditek, Inc., a management assistance company.

  Costis Toregas has been a Director of the Company since March 1988. He is currently the President of Public Technology Inc., a public interest corporation, where he has held various positions since 1971.

  Charles Spear has been a Director of the Company since January 1997. He is Chairman of the Board of Spear, Inc., a privately held financial services company. From April 1995 until February 1996, he was Director and Chief Financial Officer of Smith Micro Software, Inc. From April 1983 until December 1992, Mr. Spear was Chairman of the Board, President and Chief Financial Officer of Spear Financial Services, Inc., a public company which he founded. From May 1981 until April 1983, he was Chief Operating Officer of Trading Company of the West, a partnership operating Pacific Stock Exchange specialist posts. From 1968 until 1981, Mr. Spear was employed by The First National Bank of Chicago, most recently as Vice President. Mr. Spear is admitted to the practice of law in Illinois. He is a member of the Board of Directors of several privately held companies.

  Richard Jackson has been a Director of the Company since October 18, 1991. He previously was the president of Consultant for Corporate Communications, founded in 1970 to provide corporate and investor relations communication services to public corporations.

  H. Richard Anderson has been a Director of the Company since March 13, 1998. Since October, 1976, he held various management positions in the marketing, business planning and development, product line management and engineering functions of Conexant Corporation and its predecessor, the semiconductor
business  unit of Rockwell International.   From 1974 to 1976, he was Manager of
Minicomputer Engineering with NCR. From 1971 to 1974, he held various international marketing, product planning and development management positions with the Monroe Company. From 1969 to 1971, he was a software engineer for Univac at Bell Labs. From 1967 to 1969 he developed engineering design software General Dynamics. He is currently Director of Program Management & Technology Planning at Conexant Systems, Inc.

  Michael Horan has been a Director since June, 2000, and has been with the Company since 1983, serving as National Sales Manager from 1983 until 1989 at which time he became Vice President of Sales and Marketing.

  Directors of the Company serve one-year terms until their successors are elected and qualified. Officers of the Company are appointed annually by the Board of Directors. Ms. DeSwert is the sister of Michael Horan, an executive officer of the Company.

Compensation of Directors; Meetings and Attendance

  Each non-employee director receives a fee of $500 for each meeting of the Board of Directors attended. In addition, directors are reimbursed for reasonable travel expenses incurred in connection with attendance at such meetings. Directors are also entitled to participate in the Company's Stock Option Plans. During the fiscal year ended May 31, 2001, four meetings of the Board of Directors were held. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.

Board Committees

  The Board of Directors has established an Audit Committee, which is currently composed of Messrs. Anslow, Toregas and Jackson. The Audit Committee generally meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board of Directors the independent accountants to be retained, and receives and considers the accountants procedures in connection with the audit and financial controls. The Board does not have any standing nominating or compensation committees.

Relationships with Outside Firms

  Harry Cavanaugh is the President of Ditek, Inc., a management assistance company that received $300 for consulting services rendered on behalf of the Company during Fiscal Year 2001.

Executive Officers

  Set forth below is certain information concerning the executive officers of the Company. For information concerning Eileen DeSwert, the President and Chief Executive Officer of the Company, see "Information Concerning Nominees for Director" above.

  Belen Ramos, 58, has been Chief Financial Officer of the Company since October 1987. She had been Chief Accountant for the Company since 1984.

  Michael Horan, 51, has been Vice President of Sales and Marketing since January 10, 1989. He has been corporate Secretary since October 1988. Mr. Horan was National Sales Manager from 1987 to 1989, and has been employed by Dynatem since 1983.

Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the

Company with copies all Section 16(a) reports which they file.

  Based solely upon its review of these filings and written representations from certain of the Company's executive officers and directors that no other reports were required, the Company believes that all such Section 16(a) filing requirements were complied with during and with respect to the fiscal year ended May 31, 2001.

Compensation of Executive Officers

  Summary Compensation Table. The following table sets forth certain information concerning the compensation of Eileen DeSwert, the Company's President and Chief Executive Officer, for each of the Company's last three fiscal years:


                          Summary Compensation Table

                    Annual Compensation                   Long Term Compensation
          ----------------------------------------    ----------------------------
Fiscal                     Bonus      Other Annual               Awards
 Year      Salary ($)       ($)       Compensation           Options/SARs (#)
--------  ---------      --------     ------------           ----------------
 2001      $ 33,637       $ 2,872         -0-
 2000      $ 46,700       $ 1,277         -0-
 1999      $ 51,500       $ 1,277         -0-

  No person who served as an executive officer of the Company at the end of Fiscal 2001 received total salary and bonus in excess of $100,000.

Option Grants in Fiscal 2001. No options were granted to Ms. DeSwert during the fiscal year ended May 31, 2001.

Option Exercises and Year-End Option Values. The following table sets forth certain information concerning the value of unexercised stock options held by Ms. DeSwert at May 31, 2001:

              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Value

                                               Number of
                                              Securities              Value of
                                              Underlying             Unexercised
                                              Unexercised           In-the-Money
                                            Options/SARs at        Options/SARs at
                                              FY-End (#)             FY-End ($)

Shares Acquired            Value              Exercisable/           Exercisable/
on Exercise(#)           Realized ($)         Unexercisable          Unexercisable
----------------------------------------------------------------------------------------
     --                     --                 20,000/0                    0/0
----------------------------------------------------------------------------------------


         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                              (Proposal Number 2)


The firm of Corbin & Wertz, independent certified public accountants, has been the Company's independent public accountants since June 1992, and has been selected by the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 2002. Representatives of Corbin & Wertz are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions during the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF CORBIN & WERTZ AS
                                         ---
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


                             FINANCIAL INFORMATION

The Company's Annual Report for the fiscal year ended May 31, 2001, is being mailed with this Proxy Statement. Such Annual Report is not incorporated in this Proxy Statement and is not considered a part of the proxy soliciting materials.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2001, INCLUDING FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY, MICHAEL HORAN, AT DYNATEM, INC., 23263 MADERO, SUITE C, MISSION VIEJO, CALIFORNIA 92691.

                        SHAREHOLDER PROPOSALS FOR 2002

  In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders to be held in 2002, proposals by the shareholders intended to be presented at such Annual Meeting must be received by the Company no later than June 22, 2002.

                                 OTHER MATTERS

  The Board of Directors knows of no business other than that described herein which will be presented for consideration and action by the shareholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares of Common Stock represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

                                   By Order of the Board of Directors



                                   /s/ Michael Horan,
                                   Secretary

October 19, 2001
Mission Viejo, California

                                PROXY SOLICITED BY BOARD OF DIRECTORS

[LOGO OF DYNATEM]          The undersigned hereby constitutes and appoints
                           EILEEN DESWERT and MICHAEL HORAN, and each of them, with full power of substitution, attorneys and proxies to represent and vote all shares of the Common Stock of DYNATEM, INC., (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 23263
                           Madero, Suite C, Mission Viejo, California 92691 on
                           Monday, November 12, 2001, at 10:00 A.M. or any adjournment thereof, in the following manner:

1. ELECTION OF DIRECTORS   [_]  FOR all nominees        [_]  WITHHOLD AUTHORITY
                                listed below (except         To vote for all
                                as marked to the             nominees listed
                                contrary below)              below


                              E. DeSwert, H. Cavanaugh, C. Toregas, R. Anslow,
                                R. Jackson, C. Spear, R. Anderson, M. Horan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF CORBIN & WERTZ AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                              [_] FOR       [_] AGAINST       [_] ABSTAIN

3. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting.

                        (Continued on the reverse side)

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS NOT KNOWN BY THE DESIGNATED INDIVIDUALS AT THE TIME THIS PROXY IS SOLICITED WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signature is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                             DATED: ______________________, 2001


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature


     PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY USING THE
                               ENCLOSED ENVELOPE